File	Nos.	2-30806
811-2488

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[X]
Pre-Effective Amendment No.			[ ]
Post-Effective Amendment No. 80			[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	OF	1940	[X]
Amendment No. 80			[X]

(Check appropriate box or boxes.)

DREYFUS PREMIER EQUITY FUNDS, INC.
(Exact	Name of Registrant as Specified in Charter)

c/o	The	Dreyfus Corporation
200	Park	Avenue, New York, New York	10166
(Address		of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

	Mark N.	Jacobs, Esq.
	200 Park		Avenue
	New York,	New	York 10166
(Name	and Address	of	Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

If appropriate, check the following box:

Dreyfus Premier

Growth and Income Fund

Seeks capital growth and current income by investing in equity securities
PROSPECTUS February 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier Growth and Income Fund

Ticker Symbols	Class A: PEGAX
Class B: PEGBX
Class C: DGICX
Class R: DRERX
Class T: DGITX

The Fund

GOAL/APPROACH

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, the fund invests primarily in stocks of domestic and foreign issuers. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the portfolio managers use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.The portfolio managers use a consistent, bottom-up approach that emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform qualitative and quantitative in-house research to determine whether a stock meets their investment criteria. Income is generated primarily from dividend paying stocks in which the fund may invest.

The portfolio managers monitor the stocks in the fund’s portfolio, and consider selling a security if the company’s business momentum deteriorates or valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers’ rationale for owning it, such as deterioration in the company’s financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere, or if the portfolio managers change the fund’s industry or sector weightings.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively higher price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

Bottom-up approach: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and forward contracts). A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.
  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments, or otherwise comply with the derivative instruments’ terms.
2

  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in IPOs.The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, can magnify the fund’s gains or losses.
  Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objectives.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The implementation of the investment approach used by the fund’s new primary portfolio manager initially resulted in more portfolio turnover than is typical for the fund, which produced transaction costs.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the performance of the fund’s Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund’s share classes to those of the S&P 500®, a broad measure of stock performance. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Class A shares

Average annual total returns as of 12/31/06

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (12/29/95)
returns before taxes	6.95%	1.81%	4.16%	—

Class A
returns after taxes
on distributions	6.12%	1.63%	3.22%	—

Class A
returns after taxes
on distributions and
sale of fund shares	5.63%	1.55%	3.15%	—

Class B (12/29/95)
returns before taxes	8.52%	1.79%	4.32%*	—

Class C (12/29/95)
returns before taxes	11.56%	2.23%	4.01%	—

Class R (12/29/95)
returns before taxes	13.66%	2.55%	4.69%	—

Class T (2/1/00)
returns before taxes	7.88%	1.26%	—	-0.43%

S&P 500
reflects no deduction for
fees, expenses or taxes	15.78%	6.18%	8.42%	1.89%**

4
* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
** For comparative purposes, the value of the index on 1/31/00 is used as the beginning value on 2/1/00.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.81	.86	.83	1.14	1.06

Total	1.81	2.61	2.58	1.89	2.31

*	Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$748	$1,112	$1,499	$2,579
Class B
with redemption	$664	$1,111	$1,585	$2,571 †
without redemption	$264	$811	$1,385	$2,571 †
Class C
with redemption	$361	$802	$1,370	$2,915
without redemption	$261	$802	$1,370	$2,915
Class R	$192	$594	$1,021	$2,212
Class T	$674	$1,139	$1,630	$2,977

† Assumes conversion of Class B to Class A at end of the sixth year fol-
lowing the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment in such shares and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor (which may pay third parties) for providing shareholder services to the holders of Class A, B, C and T shares.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $190 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended September 30, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

John B. Jares is the fund’s primary portfolio manager. Mr. Jares, a charted financial analyst, has been the fund’s primary portfolio manager since August 2006, and has been employed by Dreyfus since May 2006 and by The Boston Company Asset Management LLC, an affiliate of Dreyfus, since July 2006. Mr. Jares also has been employed by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, since November 2001, where he is a vice president of investments.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

6

Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young, LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

8
		Year Ended September 30,
Class A	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	18.09	16.49	15.05	12.44	16.34
Investment operations: Investment income (loss) — net [1]	.20	.13	.02	.01	(.02)
Net realized and unrealized gain (loss) on investments	1.52	1.49	1.42	2.60	(3.49)
Total from investment operations	1.72	1.62	1.44	2.61	(3.51)
Distributions: Dividends from investment income — net	(.12)	(.02)	—	—	—
Dividends from net realized gain on investments	—	—	—	—	(.39)
Total distributions	(.12)	(.02)	—	—	(.39)
Net asset value, end of period	19.69	18.09	16.49	15.05	12.44
Total Return (%) [2]	9.56	9.83	9.57	20.98	(22.20)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.61	1.55	1.55	1.46
Ratio of net expenses to average net assets	1.81	1.61	1.55	1.55	1.46
Ratio of net investment income (loss) to average net assets	.11	.71	.14	.04	(.11)
Portfolio turnover rate	120.00	77.97	44.78	35.00	26.81

Net assets, end of period ($ x 1,000)	25,253	27,137	30,924	30,298	21,738
[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.

		Year Ended September 30,
Class B	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	16.87	15.51	14.27	11.91	15.77
Investment operations: Investment income (loss) — net [1]	(.11)	(.01)	(.11)	(.11)	(.15)
Net realized and unrealized gain (loss) on investments	1.57	1.39	1.35	2.47	(3.32)
Total from investment operations	1.46	1.38	1.24	2.36	(3.47)
Distributions: Dividends from investment income — net	—	(.02)	—	—	—
Dividends from net realized gain on investments	—	—	—	—	(.39)
Total distributions	—	(.02)	—	—	(.39)
Net asset value, end of period	18.33	16.87	15.51	14.27	11.91
Total Return (%) [2]	8.66	8.93	8.69	19.82	(22.76)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.61	2.43	2.39	2.41	2.22
Ratio of net expenses to average net assets	2.61	2.43	2.39	2.41	2.22
Ratio of net investment income (loss) to average net assets	(.66)	(.08)	(.71)	(.84)	(.91)
Portfolio turnover rate	120.00	77.97	44.78	35.00	26.81

Net assets, end of period ($ x 1,000)	3,677	5,560	7,643	9,611	17,763

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.

		Year Ended September 30,
Class C	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	16.96	15.59	14.33	11.94	15.80
Investment operations: Investment income (loss) — net [1]	(.11)	(.01)	(.10)	(.10)	(.14)
Net realized and unrealized gain (loss) on investments	1.60	1.40	1.36	2.49	(3.33)
Total from investment operations	1.49	1.39	1.26	2.39	(3.47)
Distributions: Dividends from investment income — net	—	(.02)	—	—	—
Dividends from net realized gain on investments	—	—	—	—	(.39)
Total distributions	—	(.02)	—	—	(.39)
Net asset value, end of period	18.45	16.96	15.59	14.33	11.94
Total Return (%) [2]	8.79	8.92	8.79	20.02	(22.76)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.58	2.38	2.26	2.30	2.19
Ratio of net expenses to average net assets	2.58	2.38	2.26	2.30	2.19
Ratio of net investment income (loss) to average net assets	(.66)	(.06)	(.59)	(.72)	(.86)
Portfolio turnover rate	120.00	77.97	44.78	35.00	26.81

Net assets, end of period ($ x 1,000)	1,711	2,002	2,261	2,700	2,526

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.

		Year Ended September 30,
Class R	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.89	16.58	15.23	12.58	16.52
Investment operations: Investment income (loss) — net [1]	(.01)	(.14)	.03	.02	(.02)
Net realized and unrealized gain (loss) on investments	1.69	1.45	1.32	2.63	(3.53)
Total from investment operations	1.68	1.31	1.35	2.65	(3.55)
Distributions: Dividends from investment income — net	(.09)	—	—	—	—
Dividends from net realized gain on investments	—	—	—	—	(.39)
Total distributions	(.09)	—	—	—	(.39)
Net asset value, end of period	19.48	17.89	16.58	15.23	12.58
Total Return (%)	9.44	7.90	8.86	21.06	(22.20)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89	2.83	1.40	1.47	1.43
Ratio of net expenses to average net assets	1.89	2.83	1.40	1.47	1.43
Ratio of net investment income (loss) to average net assets	(.03)	(.75)	.17	.11	(.11)
Portfolio turnover rate	120.00	77.97	44.78	35.00	26.81

Net assets, end of period ($ x 1,000)	12	7	1	37	31
[1] Based on average shares outstanding at each month end.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
		Year Ended September 30,
Class T	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.21	15.76	14.52	12.16	16.11
Investment operations: Investment income (loss) — net [1]	(.07)	.01	(.12)	(.11)	(.21)
Net realized and unrealized gain (loss) on investments	1.63	1.44	1.36	2.47	(3.35)
Total from investment operations	1.56	1.45	1.24	2.36	(3.56)
Distributions: Dividends from investment income — net	(.10)	—	—	—	—
Dividends from net realized gain on investments	—	—	—	—	(.39)
Total distributions	(.10)	—	—	—	(.39)
Net asset value, end of period	18.67	17.21	15.76	14.52	12.16
Total Return (%) [2]	9.07	9.20	8.54	19.41	(22.84)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31	2.17	2.42	2.32	2.48
Ratio of net expenses to average net assets	2.31	2.17	2.42	2.32	2.48
Ratio of net investment income (loss) to average net assets	(.42)	.05	(.72)	(.74)	(1.22)
Portfolio turnover rate	120.00	77.97	44.78	35.00	26.81

Net assets, end of period ($ x 1,000)	352	306	196	188	12

[1] Based on average shares outstanding at each month end.
[2] Exclusive of sales charge.

10

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none
	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales load.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

Your Investment 13

SHAREHOLDER GUIDE (continued)
  investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or non- qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA
14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)
Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.The fund’s investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbi-trage trading, particularly in regard to omnibus accounts. Please see “Your Investment —Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund’s shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher operating expenses and a CDSC.

Your Investment 17

SHAREHOLDER GUIDE (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends quarterly and distributes capital gains annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan,
or at the time of the subsequent
withdrawal.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

INSTRUCTIONS FOR **REGULAR ACCOUNTS**

In Writing

TO OPEN AN ACCOUNT

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

TO SELL SHARES

Write a letter of instruction that includes:
- your name(s) and signature(s)
- your account number
- the fund name
- the share class
- the dollar amount you want to sell
- how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Shareholder Guide – Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

By Telephone

TO OPEN AN ACCOUNT

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
- ABA# 021000018
- DDA# 8900276320
- the fund name
- the share class
- your account number
- name(s) of investor(s)
- dealer number if applicable

Return your application with the account number on the application.

TO ADD TO AN ACCOUNT

Wire Have your bank send your investment to The Bank of New York, with these instructions:
- ABA# 021000018
- DDA# 8900276320
- the fund name
- the share class
- your account number
- name(s) of investor(s)
- dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. **1-800-554-4611.**
Make checks payable to: **The Dreyfus Family of Funds.**

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing

Your Investment 23

INSTRUCTIONS FOR **REGULAR ACCOUNTS** (continued)

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES
Online (www.dreyfus.com)	—	**Dreyfus TeleTransfer** Request Dreyfus TeleTransfer on your application. Visit **www.dreyfus.com** to request your transaction.	**Wire** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank. **Dreyfus TeleTransfer** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check. **Check** Visit **www.dreyfus.com** to request your transaction. A check will be sent to the address of record.
Automatically	**With an initial investment** Indicate on your application which automatic service(s) you want. Return your application with your investment.	**All services** Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.	**Dreyfus Automatic Withdrawal Plan** Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like. Be sure to maintain an account balance of $5,000 or more.

24

INSTRUCTIONS FOR **IRAS**

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES
In Writing	Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for. Mail your application and a check to: The Dreyfus Trust Company, Custodian P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing	Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for. Mail the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing	Write a letter of instruction that includes: • your name and signature • your account number • the fund name • the share class • the dollar amount you want to sell • how and where to send the proceeds • whether the distribution is qualified or premature • whether the 10% TEFRA should be withheld Obtain a signature guarantee or other documentation, if required (see "Shareholder Guide – Selling Shares"). Mail your request to: The Dreyfus Trust Company P.O. Box 55552, Boston, MA 02205-8568 Attn: Institutional Processing
By Telephone	—	**Wire** Have your bank send your investment to The Bank of New York, with these instructions: • ABA# 021000018 • DDA# 8900276320 • the fund name • the share class • your account number • name of investor • the contribution year • dealer number if applicable **Electronic check** Same as wire, but insert "111" before your 14-digit account number.	—
Automatically	—	**All services** Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.	**Systematic Withdrawal Plan** Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. **1-800-554-4611.** Make checks payable to: **The Dreyfus Trust Company, Custodian.**

Your Investment 25

For More Information

Dreyfus Premier Growth and Income Fund
A series of Dreyfus Premier Equity Funds, Inc.
SEC file number: 811-2488

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation

DREYFUS PREMIER EQUITY FUNDS, INC.

DREYFUS PREMIER GROWTH AND INCOME FUND CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES

STATEMENT OF ADDITIONAL INFORMATION FEBRUARY 1, 2007

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Growth and Income Fund (the "Fund"), a series of Dreyfus Premier Equity Funds, Inc. (the "Company"), dated February 1, 2007, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com or call 1-800-554-4611.

The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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DESCRIPTION OF THE COMPANY AND FUND

The Company is a Maryland corporation formed on April 30, 1974. The Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund.

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

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Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Investment Companies. The Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata

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portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above . See "Lending Portfolio Securities."

Exchange-Traded Funds. The Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed to provide investment results corresponding to an index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

     The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Foreign Securities. The Fund may invest in “foreign securities.” Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities or supranational entities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. They also include securities of companies whose principal trading market is in a country other than the United

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States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for the purpose of the Fund’s investment allocations, because they are not subject to many of the special considerations and risks, discussed in the Fund’s Prospectus and this Statement of Additional Information, that apply to foreign securities traded and held abroad.

Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

     Money Market Instruments. The money market instruments in which the Fund may invest consist of U.S. Government securities, certificates of deposit, time deposits, bankers’ acceptances, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. While the Fund does not intend to limit the amount of its assets invested in money market instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in money market instruments. However, when the Manager determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.

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Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.

Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. The fund may make short-sales to hedge positions for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box.

     The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other

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distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loaned securities to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash or U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaded securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loaned transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize the risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions may depend on the ability of the Manager to predict accurately the future currency exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Derivatives. The Fund may invest in, or enter into, derivatives, for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments

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the Fund may use include options contracts, futures contracts and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. The Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivative strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required by cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability)

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under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     Neither the Company nor the Fund will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility as a registered investment company for an exclusion from the definition of commodity pool operator and, that neither the Company nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

     Futures Transactions--in General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. The Fund may invest in futures contracts and options on futures contracts, including foreign currency futures contracts and options thereon.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for

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several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Options--In General. The Fund may purchase call and put options and write (i.e., sell) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading

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activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

The Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by the Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

Forward Commitments. The Fund may purchase and sell securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters

B-11

into the commitment but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Equity Securities. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

The Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. ("NASD") apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

The Fund may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earning tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

The Fund may purchase securities of companies which have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is

B-12

delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Fixed-Income Securities. The Fund may invest in corporate debt obligations and other fixed-income securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Lower Rated Convertible Securities" below. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Foreign Securities. Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or

B-13

restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Lower Rated Convertible Securities. The Fund is permitted to invest in higher yielding (and, therefore, higher risk) convertible debt securities. These securities include those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and together with Moodys and S&P, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P or Fitch.

These securities are commonly known as junk bonds and may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. These securities are considered by the Rating Agencies to be, on balance, predominantly speculative as to the payment of principal and interest and generally involve more credit risk than investment grade securities. The retail market for these securities may be less liquid than that of investment grade securities. Adverse market conditions could make it difficult for the Fund to sell these securities or could result in the Fund obtaining lower prices for these securities which would adversely affect the Fund's net asset value. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund may be able to sell such securities only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose

B-14

of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and may have an adverse impact on their value.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

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5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restrictions No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

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MANAGEMENT OF THE COMPANY AND FUND

The Company's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
Mellon Bank, N.A	Custodian

Board Members of the Company[1]

Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)	Principal Occupation
Position with the Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board (1995)		Century Business Services, Inc., a provider of
outsourcing functions for small and medium size
companies, Director
The Newark Group, a provider of a national market
of paper recovery facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, engages in the design,
manufacture and sale of high frequency systems for
long-range voice and data communications, as well
as providing certain outdoor-related services to
homes and businesses, Director

1

None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

B-17

Name (Age)	Principal Occupation
Peggy C. Davis (63)	Shad Professor of Law,	None
Board Member (2006)	New York University School of
Law (1983 – present)
Writer and teacher in the fields of
evidence, constitutional theory,
family law, social sciences and the
law, legal process and professional
methodology and training

David P. Feldman (67)	Corporate Director and Trustee	BBH Mutual Funds Groups (11 funds),
Board Member (1994)		Director
The Jeffrey Company, a private investment company,
Director
QMED, a medical device company, Director

James F. Henry (76)	President, The International Institute	Director, advisor and mediator involved in several
Board Member (1968)	for Conflict Prevention and	non-profit organizations, primarily engaged in
	Resolution, a non-profit	domestic and international dispute resolution, and
	organization principally engaged in	historic preservation
the development of alternatives to
business litigation (Retired 2003)
Advisor to The Elaw Forum, a
consultant on managing corporate
legal costs
Advisor to John Jay Homestead (the
restored home of the first U.S.
Chief Justice)
Individual Trustee of several trusts

Ehud Houminer (66)	Executive-in-Residence at the	Avnet Inc., an electronics distributor, Director
Board Member (2006)	Columbia Business School,	International Advisory Board to the MBA Program
	Columbia University	School of Management, Ben Gurion University,
Chairman
Explore Charter School, Brooklyn, NY, Chairman

Gloria Messinger (77)	Arbitrator for American Arbitration	Theater for a New Audience, Inc., Director
Board Member (2006)	Association and National	Brooklyn Philharmonic, Director
Association of Securities Dealers,
Inc.
Consultant in Intellectual Property

Dr. Martin Peretz (67)	Editor-in-Chief of The New	American Council of Trustees and Alumni, Director
Board Member (1968)	Republic Magazine	Pershing Square Capital Management, Adviser
Lecturer in Social Studies at Harvard Montefiore Ventures, General Partner
	University (1965-2002)	Harvard Center for Blood Research, Trustee
	Director of TheStreet.com, a	Bard College, Trustee
financial information service on theBoard of Overseers of YIVO Institute for Jewish
	web	Research, Chairman

Anne Wexler (76)	Chairman of the Wexler & Walker	Wilshire Mutual Funds (5 funds), Director
Board Member (2006)	Public Policy Associates,	Methanex Corporation, a methanol producing
	consultants specializing in	company, Director
	government relations and public	Member of the Council of Foreign Relations
	affairs	Member of the National Park Foundation

B-18

     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times and the compensation and nominating committees met twice during the fiscal year ended September 30, 2006. The pricing committee did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2006.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for
	Fund	which Responsible as a Board
Member
Joseph S. DiMartino	None	Over $100,000
Peggy C. Davis	None	None
David P. Feldman	None	Over $100,000
James F. Henry	None	Over $100,000
Ehud Houminer	None	Over $100,000
Gloria Messinger	None	Over $100,000
Dr. Martin Peretz	None	$10,001 - $50,000
Anne Wexler	None	None

Currently, the Company and 13 other funds (comprised of 48 portfolios) in the Dreyfus Family of Funds pay each Board member their respective allocated portion of an annual retainer of $85,000, and a fee of $10,000 for each regularly scheduled Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional 25% of such compensation and the audit Chairman receives an additional $15,000 per

B-19

annum. The Fund also reimburses each Board member for travel and out of pocket expenses in connection with attending Board or committee meetings. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.

The aggregate amount of fees and expenses received by each current Board member from the Fund for the fiscal year ended September 30, 20061, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2006, was as follows:

		Total Compensation
		From the Company
	Aggregate	and Fund Complex
	Compensation From the	Paid to Board
Name of Board Member	Company *	Member (**)

Joseph S. DiMartino	$527	$857,400 (190)
Peggy C. Davis	$12	$125,750 (80)
David P. Feldman	$527	$217,000 (57)
John M. Fraser, Jr. +	$100	$32,500	(21)
James F. Henry	$527	$111,250 (48)
Ehud Houminer	$12	$143,250 (78)
Rosalind Gersten Jacobs ++	$360	$71,750	(32)
Dr. Paul A. Marks +++	$527	$111,250 (48)
Gloria Messinger	$12	$93,250	(48)
Dr. Martin Peretz	$527	$112,250 (48)
Anne Wexler	$12	$134,250 (57)

____________________________

Prior to October 1, 2006, the Company paid its Board members its allocated portion of an annual retainer of $60,000 and, prior to September 26, 2006 a fee of $8,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and seven other funds (comprised of 21 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.

1

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $2,377.

B-20

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

+ Emeritus Board member since May 24, 2000. ++ Emeritus Board member since December 31, 2005. +++ Emeritus Board member since December 31, 2006.

Officers of the Company

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies

B-21

(comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005. Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s

B-22

Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board member officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on January 5, 2007.

The following shareholders owned of record 5% or more of the outstanding voting securities of the Fund on January 5, 2007:

Class A

National Financial Services	17.3209%
82 Devonshire Street
Boston, MA 02109-3605
Pershing, LLC	6.6434%
P.O. Box 2052, 7 th Floor
Jersey City, NJ 07303-2052
First Clearing, LLC	5.5589%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Class B

National Financial Services	15.7566%
82 Devonshire Street
Boston, MA 02109-3605

First Clearing, LLC	9.8416%
10750 Wheat First Drive
Glen Allen, VA 23060-9245
Pershing, LLC	9.5976%
P.O. Box 2052
Jersey City, NJ 07303-2052
Merrill Lynch, Pierce, Fenner & Smith Incorporated	9.0393%
for the Sole Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Drive East, 3 rd Floor
Jacksonville, FL 32246-6484
Gerald W. Hamerski	8.95%
P.O. Box 275
Philippi, WV, 26416-0275

Class C

Merrill Lynch, Pierce, Fenner & Smith Incorporated	14.3751%

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for the Sole Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Drive East, 3 rd Floor
Jacksonville, FL 32246-6484
Dreyfus Trust Company Custodian	11.4995%
FBO James R. Kirby III Under IRA Plan
100 Penn Avenue
Parkersburg, WV 26104-2900
First Clearing, LLC	10.3617%
10750 Wheat First Drive
Glen Allen, VA 23060-9245
Pershing, LLC	8.4421%
P.O. Box 2052
Jersey City, NJ 07303-2052
National Financial Services	5.6703%
82 Devonshire Street
Boston, MA 02109-3605
A.G. Edwards & Sons, Inc.	5.6449%
Dividend Department
One North Jefferson
St. Louis, MO 63103

Class R

Dreyfus Trust Company Custodian	82.8098%
Seth Meisel Under 403(B) 7 Plan
861 Terry Place
Madison, WI 53711-1956

8.9192%
Pershing, LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Class T

MG Trust Company Custodian	40.1487%
FBO Center Physical Rehabilitation
Profit Sharing & 401 (K) Plan
700 17 th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company Custodian	8.0849%
Pearson & Price, PLLC 401(K) Plan
700 17 th Street, Suite 300
Denver, CO 80202-3531

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

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MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

Management Agreement. The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Company and the Manager. The Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:

Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair-Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, Robert P. Kelly, David F. Lamere, and Ronald P. O'Hanley III, directors.

Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be

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permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Company, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Management. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for

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investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are John B. Jares and Evan Rothschild each of whom is employed by Dreyfus and The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus. The Manager and its affiliates also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

      Portfolio Manager Compensation. The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). The portfolio managers are compensated by TBCAM and not by the Fund. Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM’s financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM’s net income.

Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:
	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
John B. Jares	7	$1.5	0	$0	0	$0
		Billion

None of the funds or accounts are subject to a performance-based advisory fee.

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     The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund’s fiscal year:

     Portfolio Manager     Dollar Range of Fund Shares Beneficially Owned

John B. Jares                None

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

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     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Class B, Class C and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C and Class T shares are subject to an annual shareholder service fee. See "Distribution Plan and Shareholder Services Plan."

As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets. For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid the Manager management fees of $340,145, $290,495 and $243,309, respectively.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York, 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

     The Distributor compensates Service Agents for selling Class A shares and Class T shares subject to a contingent deferred sales charge ("CDSC") and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund

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no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Company’s Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares and Class T shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents, and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the net asset value of such shares purchased by their clients. With respect to Class B Fund shares issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the “Acquired Fund”), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund’s former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

The amounts retained on the sale of Fund shares by the Distributor from sales loads and CDSCs, as applicable, with respect to Class A, Class B, Class C and Class T shares for the fiscal years ended September 30, 2004, 2005 and 2006 are set forth below.

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2004	Ended 2005	Ended 2006
Class A	$3,693	$1,269	$2,348
Class B	$20,375	$23,407	$22,747
Class C	$558	$21	$165
Class T	$7	$193	$3

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees

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or other expenses paid by the Fund. These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a Service Agent to recommended or sell shares of the Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

Mellon Bank, N.A., an affiliate of the Manager, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a separate custody agreement with the Company, the custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Class A shares, Class C shares and Class T shares may be purchased only by clients of certain Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if an investment check is returned unpayable. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares.

The Company reserves the right to reject any purchase order. The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants,

B-31

and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealers or exchanger or a money transmitter.

As of June 1, 2006 (the "Effective Date"), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC ("Founders"), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services--Fund Exchanges") as a result of a previous exchange of Class B shares. No new or subsequent investments, including thorough automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of the Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of the fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing shares of the Fund, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund’s Prospectus for a further discussion of those factors.

In many cases, neither the Distribution Plan nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may

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charge their clients direct fees. As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

For Class A, C, R and T shares of the Fund, the minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b) (7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. Fund shares are offered without regard to minimum subsequent investment requirements to shareholders purchasing Fund shares through Dreyfus Managed Assets Program or through other wrap account programs. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The minimum initial investment through an exchange for Class B shares of the Fund is $1,000. Subsequent exchanges for Class B shares of the Fund must be at least $500.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

Class A, C, R and T shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege and Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class

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outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares. The public offering price for Class A shares is the net asset value per share of Class A plus, except for shareholders beneficially owning Class A shares of the Fund on November 30, 1996, a sales load as shown below:

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

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For shareholders who beneficially owned Class A shares of the Fund on November 30, 1996, the public offering price for Class A shares of the Fund, is the net asset value per share of Class A plus a sales load as shown below:

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management Arrangements—Distributor.”

     Class B Shares. Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

Approximately six years after the date of purchase, Class B shares automatically convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares of the Fund that have been acquired through the reinvestment of the Fund's dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholders not acquired through the reinvestment of the Fund's dividends and distributions.

Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC

B-35

and conversion to Class A schedules. See “How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares.”

Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares.”

Class R Shares. The public offering price for Class R shares is the net asset value per share of that Class.

Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class T shares purchased without an initial sales charges part of an investment of at least $1,000,000 will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See “Management Arrangements-Distributor.” Because the expenses associated with Class A shares will be lower that those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will find it beneficial to purchase Class A shares rather than Class T shares.

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Dealer Reallowance – Class A and Class T shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

Class A or Class T Shares Offered at Net Asset Value. Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b) (7) plan, provided that, in case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the Fund at net asset value in such account.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the Fund, or a Founders-managed fund since on or before February 28, 2006.

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Class A shares may be purchased a net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Sales Load - Class A and Class T Shares. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of the Fund’s Class A and Class T shares. The example assumes a purchase of Class A or Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares and Class T shares on September 30, 2006. Actual offering price may differ from the offering price listed in the table.

	Fund
	Class A	Class T
Net Asset Value per Share	$19.69	$18.67

Per Share Sales Charge
Class A – 5.75% of
offering price (6.10% of
net asset value per share)*	$1.20

Class T – 4.50% of
offering price (4.70% of		$0.88
net asset value per share)

Per Share Offering Price	$20.89	$19.55
to the Public

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*	Class A shares of the Fund purchased by shareholders beneficially owning Class A shares of the Fund on November 30, 1996, are subject to a different sales load schedule, as described above.

Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the Fund or shares of certain other funds advised by the Manager or Founders, that are subject a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price in the case of Class A or 4.0% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. Certain Class A shareholders may purchase Class A shares subject to a different sale load schedule. See "Class A Shares."

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Dreyfus TeleTransfer Privilege. You may purchase Class A, C, R or T shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

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Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

Class B, Class C and Class T shares are subject to a Distribution Plan and Class A, Class B, Class C and Class T shares are subject to a Shareholder Services Plan.

Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class B, Class C and Class T shares pursuant to which the Fund pays the Distributor for distributing such shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class B, Class C and Class T shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Fund's Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

Set forth below are the total amounts paid by the Fund to the Distributor pursuant to the Distribution for the Fund's fiscal year ended September 30, 2006:

Payments
Name of Class	To Distributor
Class B	$33,980
Class C	$14,130
Class T	$803

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Shareholder Services Plan. The Company has adopted a Shareholder Services Plan with respect to the Fund, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B, Class C and Class T shares at an annual rate of 0.25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to the Fund, the Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares of the Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

Set forth below are the total amounts paid by the Fund to the Distributor pursuant to the Shareholder Services Plan for the Fund's fiscal year ended September 30, 2006:

Name of Fund and Class	Payments to Distributor
Class A	$64,236
Class B	$11,327
Class C	$4,710
Class T	$803

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-

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Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one Class of the Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

	Year Since Purchase	CDSC as a % of Amount Invested
	Payment Was Made	or Redemption Proceeds
First		4.00
Second		4.00
Third		3.00
Fourth		3.00
Fifth		2.00
Sixth		1.00*

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_____________________

* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

Year Since Purchase Payment	CDSC as a % of Amount Invested or
Was Made	Redemption Proceeds (whichever is less

First	5.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	0.00
Eighth	0.00**

_____________________

** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

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Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed

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by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be charged to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of such value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sells such securities, brokerage charges would be incurred.

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Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of the same Class of another Fund or other funds in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of a Fund, Class A shares of certain fixed-income funds in the Dreyfus Premier Family of Funds, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sale load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number.

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As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money market fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund’s Exchange Account. Exchange of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds, certain funds advised by Founders and the General Fund. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic or online instructions (included over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

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Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of another Fund or a fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of a Fund, Class A shares of certain fixed-income funds in the Dreyfus Premier Family of Funds, of which you are a shareholder (including Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

Prospectuses of the other funds may be obtained by calling 1-800-554-4611, or visiting www.dreyfus.com. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Class A, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, C, R or T shares (minimum of $100 and maximum of

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$50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Class A, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, C, R or T shares of the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain fixed-income funds in the Dreyfus Premier Family of Funds, of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the Fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in the shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Dreyfus Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Company or the Transfer

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Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under “Right of Accumulation” above) purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent Form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any

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remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and Rollover IRAs), Education Savings Accounts and 403(b) (7) Plans. Plan support services also are available.

If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b) (7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

The entity acting as custodian for Keogh Plans, 403(b) (7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities. The Fund’s investments are valued on the basis of market quotation or official closing prices. Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously

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with the determination of prices of certain of the Fund's securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares. Because of the difference in operating expenses incurred by each Class, the per share asset value of each Class will differ.

Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available, are not valued by a pricing service approved by the Board, or are determined by the Company not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market but before the company calculates its NAV) and that is determined by the Company to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Fair value of foreign equity securities may be determined with the assistance of pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s asset on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended September 30, 2006. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated

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investment company, the Fund must distribute must at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for more than six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable, as described in the Fund’s Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor’s qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

The Fund may qualify for and make an election under which shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries. The Fund may make that election provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies certain distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

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Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures, forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund.

     Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles.” The Fund may make one or more elections with respect to the treatment of "mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

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PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. Funds managed by dual employees of the Manager and an affiliated entity, and funds with a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the “Trading Desk”). Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

     The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk’s procedures, portfolio managers and their corresponding Trading Desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available

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information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

     For the fiscal years ended September 30, 2004, 2005 and 2006, the amounts paid by the Fund for brokerage commissions, were as follows:

Fiscal Year Ended	Commissions
2006	$53,329
2005	$87,465
2004	$68,442

     For the fiscal years ended September 30, 2004, 2005 and 2006, there were $76,250, $1,610 and $0 in spreads or concessions paid on principal transactions.

Brokerage Commissions

The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair. There were no commissions paid to affiliates of the Manager for the fiscal year ended September 30, 2006.

      Soft Dollars. The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and

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other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

     Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

     The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

     The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

     There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client. The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to

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any of the funds or clients it advises. Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     There were no transactions conducted on an agency basis through a broker, for among other things, research services for the fiscal year ended September 30, 2006.

IPO Allocations. Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.

Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund’s and/or account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Manager (or where applicable, a sub-adviser or Dreyfus affiliate). “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due transaction costs, market liquidity and other factors unique to international markets.

Regular Broker-Dealers. The Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of the securities of the Fund’s regular brokers or dealers acquired by the Fund, the issuer of the securities and the aggregate value per issuer, as of September 30, 2006, of such securities: Goldman, Sachs & Co., $397,000.

Disclosure of Portfolio Holdings. It is the policy of the Fund to protect the confidentiality of the Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will

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be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holding s of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non- public information, imposed by law and/or contract. These service providers include the Fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers. Disclosure of the Fund’s portfolio holdings may be authorized only by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company’s Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

     The Board of each fund in the Dreyfus Family of Funds has delegated to the Manager the authority to vote proxies of companies held in the fund’s portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an

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independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or the Manager’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

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     Information regarding how the Manager voted proxies for the Fund is available at www.dreyfus.com and on the Securities and Exchange Commission’s website at www.sec.gov on the Company’s Form N-PX filed with the SEC.

INFORMATION ABOUT THE COMPANY AND FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of one series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any such

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purchase request, or terminating the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain intermediaries or omnibus accounts.

The Fund will send annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Company.

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APPENDIX

Rating Categories

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

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CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

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A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

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A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch
Long-term investment grade

Issuers rated Not Prime do not fall within any of the Prime rating categories.

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

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F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

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DREYFUS PREMIER EQUITY FUNDS, INC.
PART C. OTHER INFORMATION _________________________
Item 23.	Exhibits. - List

(a)(1)	Registrant's Articles of Amendment and Restatement are incorporated by reference to Exhibit (1)
(a) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed on
December 29, 1995.

(a)(2)	Registrant’s Articles Supplementary are incorporated by reference to Exhibit (1) (b) of Post-
Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed on December 29,
1995.

(a)(3)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (1) (c) of Post-
Effective Amendment No. 62 to the Registration Statement on Form N-1A, filed on January 27,
1997.

(a)(4)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (1) (d) of Post-
Effective Amendment No.64 to the Registration Statement on Form N-1A, filed on February 29,
1998.

(a)(5)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (1) (e) of Post-
Effective Amendment No. 67 to the Registration Statement on Form N-1A, filed on November 25,
1998.

(a)(6)	Registrant's Articles of Amendment are incorporated by reference to Exhibit (a) (6) of Post-
Effective Amendment No. 68 to the Registration Statement on Form N-1A, filed on December 1,
1999.

(a)(7)	Registrant’s Articles Supplementary are incorporated by reference to Exhibit (a) (7) of Post-
Effective Amendment No. 68 to the Registration Statement on Form N-1A, filed on December 1,
1999.

(a)(8)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (a) (8) of Post-
Effective Amendment No. 73 to the Registration Statement on Form N-1A, filed on January 28,
2003.

(a)(9)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (a) (9) of Post
Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on January 27,
2004.

(b)	Registrant's By-Laws, as amended and restated, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed on November 29, 2006.

Item 23.	Exhibits. – List (continued)

(d)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment
No. 78 to the Registration Statement on Form N-1A, filed January 25, 2006.

(e)(1)	Distribution Agreement is incorporated by reference to Exhibit (e) (1) of Post-Effective
Amendment No. 78 to the Registration Statement on Form N-1A, filed January 25, 2006.

(g)(1)	Amendment to Custody Agreement between Dreyfus Premier Developing Markets Fund and The
Bank of New York is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment
No. 72 to the Registration Statement on Form N-1A, filed on January 28, 2002.

(g)(1a)	Foreign Custody Manager Agreement between the Registrant and Mellon Bank, N.A. is incorporated by reference to Exhibit (g) (1a) of Post-Effective Amendment No. 72 to the
Registration Statement on Form N-1A, filed on January 28, 2002.

(g)(2)	Custody Agreement with respect to Dreyfus Premier Aggressive Growth Fund and Dreyfus
Premier Growth and Income Fund and Mellon Bank, N.A.

(h)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective
Amendment No. 78 to the Registration Statement on Form N-1A, filed January 25, 2006.

(i)	Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (10) of Post-
Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed on December 29,
1995.

(j)	Consent of Independent Auditors.

(m)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A, filed January 25, 2006.

(n)	Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) of Post-Effective
Amendment No. 77 to the Registration Statement on Form N-1A, filed on January 27, 2005.

(p)	Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 78 to
the Registration Statement on Form N-1A, filed January 25, 2006.

Other Exhibits

(a)	Power of Attorney.

(b)	Certificate of Secretary is incorporated by reference to Other Exhibit (b) of Post-
Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed on
November 29, 2006.

Item 24.	Persons Controlled by or under Common Control with Registrant.
Not Applicable

Item 25. Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article SIXTH of the Registrant's Articles of Amendment and Restatement and any amendments thereto, Article VIII of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 1.11 of the Distribution Agreement.

Item 26. Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

ITEM 26.	Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	Dreyfus Service Corporation++	Director	8/06-Present
Director and Vice Chair –		Executive Vice President	3/06-Present
Distribution
	Scudder Investments	Chief Operating Officer	7/02 – 1/05
345 Park Avenue
New York, New York 10154

	Scudder Distributors, Inc.	President	7/02 – 1/05
	345 Park Avenue	Chief Executive Officer	7/02 – 1/05
New York, New York 10154

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 - 7/05
Director and Vice Chair	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - 5/05

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 - 6/05
Vice Chair and Director

Thomas F. Eggers	Dreyfus Service Corporation++	Chairman	4/05 - Present
President, Chief Executive		Chief Executive Officer	4/05 - Present
Officer and Director
	Dreyfus Service Organization++	Director	4/05 - Present

	Founders Asset Management LLC****	Member, Board of	4/05 - Present
Managers

	Lighthouse Growth Advisers LLC++	Member, Board of	4/05 - 9/05
Managers

	Seven Six Seven Agency, Inc.++	Director	6/05 - Present

	Scudder Investments, Inc.	President	5/02 - 3/05
	345 Park Avenue	Chief Executive Officer	5/02 - 3/05
New York, NY 10154

	Scudder Distributors, Inc.	Chairman	5/02 - 3/05
345 Park Avenue
New York, NY 10154

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

C-3

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Steven G. Elliott	Allomon Corporation	Director	12/87 - Present
Director	Two Mellon Bank Center
(continued)	Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Ventures, Inc. +	Director	1/99 – Present

Robert P. Kelly	Mellon Financial Corporation+	Chairman	2/06 – Present
Director		President	2/06 – Present
		Chief Executive Officer	2/06 – Present
Executive Committee
		Member	2/06 – Present

	Mellon Bank, N.A. +	Chairman	2/06 – Present
		President	2/06 – Present
		Chief Executive Officer	2/06 – Present
Executive Committee
		Member	2/06 – Present

	The Cadillac Fairview	Board Member	3/00 – Present
Corporation Limited
20 Queen Street West
Toronto, Ontario M5H 3R4

	Wachovia Corporation	Chief Financial Officer	11/00 – 2/06
301 South College Street
One Wachovia Center
Charlotte, North Carolina 28288

David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

	Mellon Trust of New England, N.A.*	Chairman & CEO	1/99 – Present

	Newton Management Limited	Director	10/98 - Present
London, England

	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Member

	Mellon Bank, N.A. +	Vice Chairman	9/01 – Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Global Investing Corp.+	President	1/00 – Present

C-4

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Jonathan Little	Mellon Global Investments	Chief Executive Officer	5/02-Present
Chair of the Board	London, England	Director	5/02-Present
	Mellon Fund Managers Limited+	Director	5/03-Present
	Mellon Global Investments (Holdings)	Director	9/03-Present
Ltd. +
	Mellon Global Investing Corp. +	Director	5/02-Present
	Mellon International Investment Corp. +	Director	4/02-Present
	Mellon Overseas Investment Corp. +	Director	12/02-Present
	Hamon Investment Group PTE Ltd. +	Director	3/02-Present
	Mellon Chile Holdings, S.A. +	Director	7/03-Present
	Mellon Global Funds, plc+	Director	12/00-Present
	Mellon Global Management Ltd. +	Director	11/00-Present
	Mellon Global Investments Japan Ltd. +	Director	6/02-Present
	Universal Liquidity Funds, plc+	Director	11/00-Present
	Pareto Investment Management Ltd. +	Director	11-04-Present
	Mellon Global Investments (Asia) Ltd.+	Director	5/01-Present
	Mellon Global Investments Australia	Director	10/02-Present
Ltd. +
	Mellon Australia Ltd. +	Director	7/02-Present
	Mellon Alternative Strategies Ltd. +	Director	10/04-Present
	NSP Financial Services Group Pty Ltd. +	Director	12/01-Present
	Kiahan Ltd. +	Director	12/01-Present
Phillip N. Maisano	Mellon Financial Corporation+	Senior Vice President	4/06-Present
Director, Vice Chair and
Chief Investment Officer	EACM Advisors LLC	Chairman of Board	8/04-Present
	200 Connecticut Avenue	Chief Executive Officer	8/04-5/06
Norwalk, CT 06854-1940
	Founders Asset Management LLC****	Member, Board of	11/06-Present
Managers
	Standish Mellon Asset Management	Board Member	12/06-Present
Company, LLC
One Financial Center
Boston, MA 02211
	Mellon Capital Management	Director	12/06-Present
Corporation***
	Mellon Equity Associates, LLP+	Board Member	12/06-Present
	Newton Management Limited	Board Member	12/06-Present
London, England

C-5

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Phillip N. Maisano	Franklin Portfolio Associates, LLC*	Board Member	12/06-Present
Director, Vice Chair and
Chief Investment Office
(continued)

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present

	TBC General Partner, LLC*	President	7/03 - Present

	Standish Mellon Asset Management	Board Member	7/01 – Present
Company, LLC
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd	Non-Resident Director	11/98 - 4/06
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

C-6

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Chief Operating Officer, Vice		Director	3/99 - Present
Chair and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - 5/05

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - 6/05

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Laurel Capital Advisors+	Chairman	1/05 - Present
		Chief Executive Officer	1/05 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

Mark N. Jacobs	Dreyfus Investment	Director	4/97 - 7/05
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	Lighthouse Growth Advisors LLC++	Member, Board of	7/05 - 9/05
Controller		Managers
		Vice President and	7/05 - 9/05
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05 - Present
		Manager, Board of	7/05 - Present
Managers

	Dreyfus Service Corporation++	Director	7/05 - Present
		Chief Financial Officer	7/05 - Present
		Senior Vice President -	1/05 - 7/05
Finance
		Vice President - Finance	3/03 - 1/05

C-7

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Gary Pierce	Founders Asset Management, LLC****	Assistant Treasurer	7/06 – Present
Controller
(continued)
	Dreyfus Consumer Credit	Treasurer	7/05 - Present
Corporation ++

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service	Treasurer	7/05 - Present
Organization, Inc.++

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Investment Advisors, Inc.++	Chief Compliance	10/04 - 7/05
Officer
	Lighthouse Growth Advisors, LLC ++	Chief Compliance	10/04 - 9/05
Officer
	MBSC, LLC++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 - Present
Officer
	Boston Safe Advisors++	Chief Compliance	10/04 - 5/05
Officer
Jill Gill	Mellon Financial Corporation. +	Vice President	10/01 – Present
Vice President -
Human Resources	Dreyfus Service Corporation++	Vice President	10/06-Present

Anthony Mayo	None
Vice President -
Information Systems

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - 9/05
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 – Present

	The Dreyfus Consumer Credit	Chairman	6/99 - Present
	Corporation ++	President	6/99 - Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 - 7/05
Inc.++
	Dreyfus Service Organization,	Vice President - Tax	10/96 - Present
Inc.++

Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 – Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 – Present
110 William Street
29th Floor
New York, NY 10038-3901

C-8

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Alex G. Sciulli	The Boston Company, Inc.*	Vice President	09/01 - Present
Vice President
(continued)
	Dreyfus Service Corporation++	Vice President	11/01 - Present
	Dreyfus Transfer. Inc.++	Vice President	11/01 - Present
	Founders Asset Management LLC****	Authorized Agent	12/01 - Present
	Franklin Portfolio Associates LLC*	Vice President	06/01 - Present
	Franklin Portfolio Holdings LLC*	Vice President	06/01 - Present
	Mellon Bank, N.A.+	Senior Vice President	08/01 - Present
	Mellon HR Solutions LLC	Vice President	06/02 – Present
2100 N. Central Road
Fort Lee, NJ 07024
	Mellon Overseas Investment	Vice President	08/01 - Present
Corporation+
	Mellon Trust Company of Illinois+	Vice President	08/01 - Present
	Mellon VA Partners, LLC+	Vice President	08/01 - Present
	Mellon Ventures, Inc. +	Vice President	08/01 - Present
	Pontus, Inc. +	Vice President	08/01 - Present
	Texas AP, Inc. +	Vice President	08/01 - Present
Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - 5/05
Vice President
James Bitetto	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present
Assistant Secretary
	Dreyfus Investment	Assistant Secretary	7/98 - 7/05
Advisors, Inc.++
	Dreyfus Service	Secretary	8/05 - Present
Organization, Inc.++
		Assistant Secretary	7/98 - 8/05
	The Dreyfus Consumer Credit	Vice President	2/02 - Present
	Corporation++	Director	2/02 – 7/06

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

C-9

Item 27.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.

2.	CitizensSelect Funds

3.	Dreyfus A Bonds Plus, Inc.

4.	Dreyfus Appreciation Fund, Inc.

5.	Dreyfus BASIC Money Market Fund, Inc.

6.	Dreyfus BASIC U.S. Mortgage Securities Fund

7.	Dreyfus BASIC U.S. Government Money Market Fund

8.	Dreyfus Bond Funds, Inc.

9.	Dreyfus California Intermediate Municipal Bond Fund

10.	Dreyfus California Tax Exempt Money Market Fund

11.	Dreyfus Cash Management

12.	Dreyfus Cash Management Plus, Inc.

13.	Dreyfus Connecticut Intermediate Municipal Bond Fund

14.	Dreyfus Connecticut Municipal Money Market Fund, Inc.

15.	Dreyfus Fixed Income Securities

16.	Dreyfus Florida Intermediate Municipal Bond Fund

17.	Dreyfus Florida Municipal Money Market Fund

18.	Dreyfus Founders Funds, Inc.

19.	The Dreyfus Fund Incorporated

20.	Dreyfus GNMA Fund, Inc.

21.	Dreyfus Government Cash Management Funds

22.	Dreyfus Growth and Income Fund, Inc.

23.	Dreyfus Growth Opportunity Fund, Inc.

24.	Dreyfus Index Funds, Inc.

25.	Dreyfus Institutional Cash Advantage Funds

26.	Dreyfus Institutional Money Market Fund

27.	Dreyfus Institutional Preferred Money Market Funds

28.	Dreyfus Insured Municipal Bond Fund, Inc.

29.	Dreyfus Intermediate Municipal Bond Fund, Inc.

30.	Dreyfus International Funds, Inc.

31.	Dreyfus Investment Grade Funds, Inc.

32.	Dreyfus Investment Portfolios

33.	The Dreyfus/Laurel Funds, Inc.

34.	The Dreyfus/Laurel Funds Trust

35.	The Dreyfus/Laurel Tax-Free Municipal Funds

36.	Dreyfus LifeTime Portfolios, Inc.

37.	Dreyfus Liquid Assets, Inc.

38.	Dreyfus Massachusetts Intermediate Municipal Bond Fund

39.	Dreyfus Massachusetts Municipal Money Market Fund

40.	Dreyfus Midcap Index Fund, Inc.

41.	Dreyfus Money Market Instruments, Inc.

42.	Dreyfus Municipal Bond Fund, Inc.

43.	Dreyfus Municipal Cash Management Plus

44.	Dreyfus Municipal Funds, Inc.

45.	Dreyfus Municipal Money Market Fund, Inc.

C-10

46.	Dreyfus New Jersey Intermediate Municipal Bond Fund

47.	Dreyfus New Jersey Municipal Money Market Fund, Inc.

48.	Dreyfus New York Municipal Cash Management

49.	Dreyfus New York Tax Exempt Bond Fund, Inc.

50.	Dreyfus New York Tax Exempt Intermediate Bond Fund

51.	Dreyfus New York Tax Exempt Money Market Fund

52.	Dreyfus U.S. Treasury Intermediate Term Fund

53.	Dreyfus U.S. Treasury Long Term Fund

54.	Dreyfus 100% U.S. Treasury Money Market Fund

55.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund

56.	Dreyfus Pennsylvania Municipal Money Market Fund

57.	Dreyfus Premier California Tax Exempt Bond Fund, Inc.

58.	Dreyfus Premier Equity Funds, Inc.

59.	Dreyfus Premier Fixed Income Funds

60.	Dreyfus Premier International Funds, Inc.

61.	Dreyfus Premier GNMA Fund

62.	Dreyfus Premier Manager Funds I

63.	Dreyfus Premier Manager Funds II

64.	Dreyfus Premier Municipal Bond Fund

65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

66.	Dreyfus Premier New York Municipal Bond Fund

67.	Dreyfus Premier Opportunity Funds

68.	Dreyfus Premier State Municipal Bond Fund

69.	Dreyfus Premier Stock Funds

70.	The Dreyfus Premier Third Century Fund, Inc.

71.	Dreyfus Premier Value Equity Funds

72.	Dreyfus Premier Worldwide Growth Fund, Inc.

73.	Dreyfus Short-Intermediate Government Fund

74.	Dreyfus Premier Short-Intermediate Municipal Bond Fund

75.	The Dreyfus Socially Responsible Growth Fund, Inc.

76.	Dreyfus Stock Index Fund, Inc.

77.	Dreyfus Tax Exempt Cash Management

78.	Dreyfus Treasury Cash Management

79.	Dreyfus Treasury Prime Cash Management

80.	Dreyfus Variable Investment Fund

81.	Dreyfus Worldwide Dollar Money Market Fund, Inc.

82.	General California Municipal Money Market Fund

83.	General Government Securities Money Market Funds, Inc.

84.	General Money Market Fund, Inc.

85.	General Municipal Money Market Funds, Inc.

86.	General New York Municipal Bond Fund, Inc.

87.	General New York Municipal Money Market Fund

88.	Mellon Funds Trust

89.	Strategic Funds, Inc.

C-11

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant
Thomas F. Eggers *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	President
Jon R. Baum *	Executive Vice President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
William H. Maresca *	Executive Vice President and Director	None
James Neiland*	Executive Vice President	None
Irene Papadoulis **	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Bret Young *	Executive Vice President and Director	None
Gary Pierce *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Sue Ann Cormack **	Senior Vice President	None
Marc S. Isaacson **	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins *	Vice President	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	Vice President and
Assistant Secretary
Ken Christoffersen ***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.

**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.

****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

C-12

Item 28.	Location of Accounts and Records

1.	Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services
Not Applicable
Item 30.	Undertakings
None

C-13

SIGNATURES _____________

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of January, 2007.

DREYFUS PREMIER EQUITY FUNDS, INC.

BY:	/s/ J. David Officer*
J. David Officer, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title	Date

/s/ J. David Officer	*	President	1/26/07

J. David Officer		(Principal Executive Officer)

/s/ James Windels	*	Treasurer	1/26/07

James Windels		(Principal Financial and
Accounting Officer)

/s/ Joseph S. DiMartino	*	Chairman of the Board of Directors	1/26/07
Joseph S. DiMartino

/s/ Peggy C. Davis	*	Director	1/26/07

Peggy C. Davis

/s/ David P. Feldman	*	Director	1/26/07

David P. Feldman

/s/ James F. Henry	*	Director	1/26/07

James F. Henry

/s/ Ehud Houminer	*	Director	1/26/07

Ehud Houminer

/s/ Gloria Messinger	*	Director	1/26/07

Gloria Messinger

/s/ Martin Peretz	*	Director	1/26/07

Martin Peretz

/s/ Anne Wexler	*	Director	1/26/07

Anne Wexler

*BY:

Michael A. Rosenberg
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits
(j)	Consent of Independent Auditors
Other Exhibits
(a)	Power of Attorney